Exhibit 99.2
MillerKnoll, Inc. Supplemental Financial Data
Revised Quarterly Segment Data for the quarterly periods within each of the fiscal years ended June 3, 2023, June 1, 2024, and May 31, 2025
(Unaudited) ($ in millions)

I.Segment Information

The tables below summarize, for the periods indicated, the revised reportable segments and the other supplemental data of MillerKnoll, Inc.

A.Quarterly Segment Data for Fiscal 2025

	Three Months Ended				Six Months Ended
	August 31, 2024		November 30, 2024		November 30, 2024
North America Contract
Net Sales	$476.2	100.0%	$524.7	100.0%	$1,000.9	100.0%
Gross Margin	171.7	36.1%	189.9	36.2%	361.6	36.1%
Operating Expenses	155.6	32.7%	140.4	26.8%	296.0	29.6%

Operating Earnings	$16.1	3.4%	$49.5	9.4%	$65.6	6.6%
International Contract
Net Sales	$146.4	100.0%	$182.4	100.0%	$328.8	100.0%
Gross Margin	53.9	36.8%	66.5	36.5%	120.4	36.6%
Operating Expenses	44.4	30.3%	44.3	24.3%	88.7	27.0%

Operating Earnings	$9.5	6.5%	$22.2	12.2%	$31.7	9.6%
Global Retail
Net Sales	$238.9	100.0%	$263.3	100.0%	$502.2	100.0%
Gross Margin	110.7	46.3%	120.6	45.8%	231.3	46.1%
Operating Expenses	105.4	44.1%	112.3	42.7%	217.7	43.3%

Operating Earnings	$5.3	2.2%	$8.3	3.2%	$13.6	2.7%
Corporate
Operating Expenses	$15.7	—%	$17.5	—%	$33.2	—%

Operating (Loss)	$(15.7)	—%	$(17.5)	—%	$(33.2)	—%
MillerKnoll, Inc.
Net Sales	$861.5	100.0%	$970.4	100.0%	$1,831.9	100.0%
Gross Margin	336.3	39.0%	377.0	38.8%	713.3	38.9%
Operating Expenses	321.1	37.3%	314.5	32.4%	635.6	34.7%

Operating Earnings	$15.2	1.8%	$62.5	6.4%	$77.7	4.2%

B. Quarterly Segment Data for Fiscal 2024

	Three Months Ended								Twelve Months Ended
	September 2, 2023		December 2, 2023		March 2, 2024		June 1, 2024		June 1, 2024
North America Contract
Net Sales	$519.4	100.0%	$500.1	100.0%	$461.7	100.0%	$441.1	100.0%	$1,922.3	100.0%
Gross Margin	196.7	37.9%	179.9	36.0%	163.0	35.3%	158.2	35.9%	697.8	36.3%
Operating Expenses	152.3	29.3%	143.3	28.7%	137.5	29.8%	158.0	35.8%	591.1	30.7%

Operating Earnings	$44.4	8.5%	$36.6	7.3%	$25.5	5.5%	$0.2	—%	$106.7	5.6%
International Contract
Net Sales	$151.7	100.0%	$167.1	100.0%	$153.1	100.0%	$173.7	100.0%	$645.6	100.0%
Gross Margin	50.0	33.0%	60.6	36.3%	57.1	37.3%	65.4	37.7%	233.1	36.1%
Operating Expenses	44.0	29.0%	41.4	24.8%	39.6	25.9%	46.5	26.8%	171.5	26.6%

Operating Earnings	$6.0	4.0%	$19.2	11.5%	$17.5	11.4%	$18.9	10.9%	$61.6	9.5%
Global Retail
Net Sales	$246.6	100.0%	$282.3	100.0%	$257.5	100.0%	$274.1	100.0%	$1,060.5	100.0%
Gross Margin	111.4	45.2%	131.5	46.6%	116.9	45.4%	128.8	47.0%	488.6	46.1%
Operating Expenses	106.8	43.3%	113.7	40.3%	104.8	40.7%	112.3	41.0%	437.6	41.3%

Operating Earnings	$4.6	1.9%	$17.8	6.3%	$12.1	4.7%	$16.5	6.0%	$51.0	4.8%
Corporate
Operating Expenses	$14.7	—%	$13.2	—%	$12.3	—%	$11.9	—%	$52.1	—%

Operating (Loss)	$(14.7)	—%	$(13.2)	—%	$(12.3)	—%	$(11.9)	—%	$(52.1)	—%
MillerKnoll, Inc.
Net Sales	$917.7	100.0%	$949.5	100.0%	$872.3	100.0%	$888.9	100.0%	$3,628.4	100.0%
Gross Margin	358.1	39.0%	372.0	39.2%	337.0	38.6%	352.4	39.6%	1,419.5	39.1%
Operating Expenses	317.8	34.6%	311.6	32.8%	294.2	33.7%	328.7	37.0%	1,252.3	34.5%

Operating Earnings	$40.3	4.4%	$60.4	6.4%	$42.8	4.9%	$23.7	2.7%	$167.2	4.6%

C. Quarterly Segment Data for Fiscal 2023

	Three Months Ended								Twelve Months Ended
	September 3, 2022		December 3, 2022		March 4, 2023		June 3, 2023		June 3, 2023
North America Contract
Net Sales	$564.6	100.0%	$548.1	100.0%	$513.0	100.0%	$503.8	100.0%	$2,129.5	100.0%
Gross Margin	165.5	29.3%	177.5	32.4%	170.6	33.3%	181.3	36.0%	694.9	32.6%
Operating Expenses	143.4	25.4%	152.0	27.7%	134.0	26.1%	155.6	30.9%	585.0	27.5%

Operating Earnings	$22.1	3.9%	$25.5	4.7%	$36.6	7.1%	$25.7	5.1%	$109.9	5.2%
International Contract
Net Sales	$188.1	100.0%	$192.3	100.0%	$167.2	100.0%	$157.9	100.0%	$705.5	100.0%
Gross Margin	61.7	32.8%	61.4	31.9%	54.8	32.8%	52.2	33.1%	230.1	32.6%
Operating Expenses	40.0	21.3%	37.4	19.4%	37.5	22.4%	42.8	27.1%	157.7	22.4%

Operating Earnings	$21.7	11.5%	$24.0	12.5%	$17.3	10.3%	$9.4	6.0%	$72.4	10.3%
Global Retail
Net Sales	$326.1	100.0%	$326.5	100.0%	$304.5	100.0%	$295.0	100.0%	$1,252.1	100.0%
Gross Margin	144.9	44.4%	128.7	39.4%	110.2	36.2%	121.2	41.1%	505.0	40.3%
Operating Expenses	122.6	37.6%	122.6	37.5%	130.8	43.0%	128.6	43.6%	504.6	40.3%

Operating (Loss) Earnings	$22.3	6.8%	$6.1	1.9%	$(20.6)	(6.8)%	$(7.4)	(2.5)%	$0.4	—%
Corporate
Operating Expenses	$15.3	—%	$16.9	—%	$12.1	—%	$16.1	—%	$60.4	—%

Operating (Loss)	$(15.3)	—%	$(16.9)	—%	$(12.1)	—%	$(16.1)	—%	$(60.4)	—%
MillerKnoll, Inc.
Net Sales	$1,078.8	100.0%	$1,066.9	100.0%	$984.7	100.0%	$956.7	100.0%	$4,087.1	100.0%
Gross Margin	372.1	34.5%	367.6	34.5%	335.6	34.1%	354.7	37.1%	1,430.0	35.0%
Operating Expenses	321.3	29.8%	328.9	30.8%	314.4	31.9%	343.1	35.9%	1,307.7	32.0%

Operating Earnings	$50.8	4.7%	$38.7	3.6%	$21.2	2.2%	$11.6	1.2%	$122.3	3.0%

II. Non-GAAP Financial Measures
This presentation contains non-GAAP financial measures that are not in accordance with, nor an alternative to, generally accepted accounting principles (GAAP) and may be different from non-GAAP measures presented by other companies. These non-GAAP financial measures are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results. Reconciliations of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are provided in the financial tables included within this presentation. The Company believes these non-GAAP measures are useful for investors as they provide financial information on a more comparative basis for the periods presented.

The non-GAAP financial measures referenced within this presentation include: Adjusted Operating Earnings (Loss) and Organic Growth (Decline).

Adjusted Operating Earnings (Loss) represents reported operating earnings plus integration charges, amortization of Knoll purchased intangibles, restructuring charges and Knoll pension plan termination charges. These adjustments are described further as follows:

Integration charges: Knoll integration-related costs include severance, asset impairment charges associated with lease and operations facility consolidation activity, and expenses related to synergy realization efforts and reorganization initiatives.

Amortization of Knoll purchased intangibles: Includes expenses associated with the amortization of acquisition related intangibles acquired as part of the Knoll acquisition. The revenue generated by the associated intangible assets has not been excluded from the related non-GAAP financial measure. We exclude the impact of the amortization of Knoll purchased intangibles as such non-cash amounts were significantly impacted by the size of the Knoll acquisition. Furthermore, we believe that this adjustment enables better comparison of our results as Amortization of Knoll Purchased Intangibles will not recur in future periods once such intangible assets have been fully amortized. Any future acquisitions may result in the amortization of additional intangible assets. Although we exclude the Amortization of Knoll Purchased Intangibles in these non-GAAP measures, we believe that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and contribute to revenue generation.

Impairment charges: Includes non-cash, pre-tax charges for the impairment of intangible assets, right of use assets, and other assets related to the closure of the Fully business and impairment of the Muuto and Knoll trade name.

Restructuring charges: Include actions involving facilities consolidation and optimization and targeted workforce reductions.

Knoll pension plan termination charges: Includes charges incurred associated with the termination of the Knoll pension plan which was completed in the second quarter of fiscal year 2025.

Organic Growth (Decline) represents the change in sales and orders, excluding currency translation effects, the impact of the additional week in fiscal 2023, the impact of the closure of the HAY eCommerce channel in North America, and the impact of the closure of the Fully business.

A.Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings by Segment for Fiscal 2025

	Three Months Ended				Six Months Ended
	August 31, 2024		November 30, 2024		November 30, 2024
North America Contract
Net Sales	$476.2	100.0%	$524.7	100.0%	$1,000.9	100.0%
Gross Margin	171.7	36.1%	189.9	36.2%	361.6	36.1%
Operating Expenses	155.6	32.7%	140.4	26.8%	296.0	29.6%
Operating Earnings	$16.1	3.4%	$49.5	9.4%	$65.6	6.6%
Adjustments
Integration charges	24.8	5.2%	—	—%	24.8	2.5%
Amortization of Knoll purchased intangibles	3.5	0.7%	3.6	0.7%	7.1	0.7%
Knoll pension plan termination charges	0.5	0.1%	0.5	0.1%	1.0	0.1%
Adjusted Operating Earnings	$44.9	9.4%	$53.6	10.2%	$98.5	9.8%
International Contract
Net Sales	$146.4	100.0%	$182.4	100.0%	$328.8	100.0%
Gross Margin	53.9	36.8%	66.5	36.5%	120.4	36.6%
Operating Expenses	44.4	30.3%	44.3	24.3%	88.7	27.0%
Operating Earnings	$9.5	6.5%	$22.2	12.2%	$31.7	9.6%
Adjustments
Integration charges	3.2	2.2%	—	—%	3.2	1.0%
Amortization of Knoll purchased intangibles	0.6	0.4%	0.6	0.3%	1.2	0.4%
Adjusted Operating Earnings	$13.3	9.1%	$22.8	12.5%	$36.1	11.0%
Global Retail
Net Sales	$238.9	100.0%	$263.3	100.0%	$502.2	100.0%
Gross Margin	110.7	46.3%	120.6	45.8%	231.3	46.1%
Operating Expenses	105.4	44.1%	112.3	42.7%	217.7	43.3%
Operating Earnings	$5.3	2.2%	$8.3	3.2%	$13.6	2.7%
Adjustments
Integration charges	0.3	0.1%	—	—%	0.3	0.1%
Amortization of Knoll purchased intangibles	1.8	0.8%	1.7	0.6%	3.5	0.7%
Adjusted Operating Earnings	$7.4	3.1%	$10.0	3.8%	$17.4	3.5%
Corporate
Operating Expenses	$15.7	—%	$17.5	—%	$33.2	—%
Operating (Loss)	$(15.7)	—%	$(17.5)	—%	$(33.2)	—%
Adjustments
Integration charges	—	—%	—	—%	—	—%
Adjusted Operating (Loss)	$(15.7)	—%	$(17.5)	—%	$(33.2)	—%
MillerKnoll, Inc.
Net Sales	$861.5	100.0%	$970.4	100.0%	$1,831.9	100.0%
Gross Margin	336.3	39.0%	377.0	38.8%	713.3	38.9%
Operating Expenses	321.1	37.3%	314.5	32.4%	635.6	34.7%
Operating Earnings	$15.2	1.8%	$62.5	6.4%	$77.7	4.2%
Adjustments
Integration charges	28.3	3.3%	—	—%	28.3	1.5%
Amortization of Knoll purchased intangibles	5.9	0.7%	5.9	0.6%	11.8	0.6%
Knoll pension plan termination charges	0.5	0.1%	0.5	0.1%	1.0	0.1%
Adjusted Operating Earnings	$49.9	5.8%	$68.9	7.1%	$118.8	6.5%
.

B. Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings by Segment for Fiscal 2024

	Three Months Ended								Twelve Months Ended
	September 2, 2023		December 2, 2023		March 4, 2024		June 1, 2024		June 1, 2024
North America Contract
Net Sales	$519.4	100.0%	$500.1	100.0%	$461.7	100.0%	$441.1	100.0%	$1,922.3	100.0%
Gross Margin	196.7	37.9%	179.9	36.0%	163.0	35.3%	158.2	35.9%	697.8	36.3%
Operating Expenses	152.3	29.3%	143.3	28.7%	137.5	29.8%	158.0	35.8%	591.1	30.7%
Operating Earnings	$44.4	8.5%	$36.6	7.3%	$25.5	5.5%	$0.2	—%	$106.7	5.6%
Adjustments
Restructuring charges	4.4	0.8%	0.2	—%	1.5	0.3%	19.2	4.4%	25.3	1.3%
Integration charges	3.8	0.7%	6.7	1.3%	7.6	1.6%	4.5	1.0%	22.6	1.2%
Amortization of Knoll purchased intangibles	3.6	0.7%	3.6	0.7%	3.7	0.8%	3.6	0.8%	14.5	0.8%
Impairment charges	—	—%	—	—%	—	—%	8.1	1.8%	8.1	0.4%
Adjusted Operating Earnings	$56.2	10.8%	$47.1	9.4%	$38.3	8.3%	$35.6	8.1%	$177.2	9.2%
International Contract
Net Sales	$151.7	100.0%	$167.1	100.0%	$153.1	100.0%	$173.7	100.0%	$645.6	100.0%
Gross Margin	50.0	33.0%	60.6	36.3%	57.1	37.3%	65.4	37.7%	233.1	36.1%
Operating Expenses	44.0	29.0%	41.4	24.8%	39.6	25.9%	46.5	26.8%	171.5	26.6%
Operating Earnings	$6.0	4.0%	$19.2	11.5%	$17.5	11.4%	$18.9	10.9%	$61.6	9.5%
Adjustments
Restructuring charges	0.6	0.4%	0.6	0.4%	0.1	0.1%	2.1	1.2%	3.4	0.5%
Integration charges	—	—%	0.2	0.1%	—	—%	0.1	0.1%	0.3	—%
Amortization of Knoll purchased intangibles	0.6	0.4%	0.6	0.4%	0.6	0.4%	0.6	0.3%	2.4	0.4%
Impairment charges	—	—%	—	—%	—	—%	4.7	2.7%	4.7	0.7%
Adjusted Operating Earnings	$7.2	4.7%	$20.6	12.3%	$18.2	11.9%	$26.4	15.2%	$72.4	11.2%
Global Retail
Net Sales	$246.6	100.0%	$282.3	100.0%	$257.5	100.0%	$274.1	100.0%	$1,060.5	100.0%
Gross Margin	111.4	45.2%	131.5	46.6%	116.9	45.4%	128.8	47.0%	488.6	46.1%
Operating Expenses	106.8	43.3%	113.7	40.3%	104.8	40.7%	112.3	41.0%	437.6	41.3%
Operating Earnings	$4.6	1.9%	$17.8	6.3%	$12.1	4.7%	$16.5	6.0%	$51.0	4.8%
Adjustments
Restructuring charges	0.2	0.1%	1.0	0.4%	0.1	—%	0.8	0.3%	2.1	0.2%
Integration charges	—	—%	—	—%	—	—%	0.5	0.2%	0.5	—%
Amortization of Knoll purchased intangibles	1.8	0.7%	1.8	0.6%	1.7	0.7%	1.7	0.6%	7.0	0.7%
Impairment charges	—	—%	—	—%	—	—%	4.0	1.5%	4.0	0.4%
Adjusted Operating Earnings	$6.6	2.7%	$20.6	7.3%	$13.9	5.4%	$23.5	8.6%	$64.6	6.1%
Corporate
Operating Expenses	$14.7	—%	$13.2	—%	$12.3	—%	$11.9	—%	$52.1	—%
Operating (Loss)	$(14.7)	—%	$(13.2)	—%	$(12.3)	—%	$(11.9)	—%	$(52.1)	—%
Adjustments
Integration charges	0.1	—%	—	—%	—	—%	—	—%	0.1	—%
Adjusted Operating (Loss)	$(14.6)	—%	$(13.2)	—%	$(12.3)	—%	$(11.9)	—%	$(52.0)	—%
MillerKnoll, Inc.
Net Sales	$917.7	100.0%	$949.5	100.0%	$872.3	100.0%	$888.9	100.0%	$3,628.4	100.0%
Gross Margin	358.1	39.0%	372.0	39.2%	337.0	38.6%	352.4	39.6%	1,419.5	39.1%
Operating Expenses	317.8	34.6%	311.6	32.8%	294.2	33.7%	328.7	37.0%	1,252.3	34.5%
Operating Earnings	$40.3	4.4%	$60.4	6.4%	$42.8	4.9%	$23.7	2.7%	$167.2	4.6%
Adjustments
Restructuring charges	5.2	0.6%	1.8	0.2%	1.7	0.2%	22.1	2.5%	30.8	0.8%
Integration charges	3.9	0.4%	6.9	0.7%	7.6	0.9%	5.1	0.6%	23.5	0.6%
Amortization of Knoll purchased intangibles	6.0	0.7%	6.0	0.6%	6.0	0.7%	5.9	0.7%	23.9	0.7%
Impairment charges	—	—%	—	—%	—	—%	16.8	1.9%	16.8	0.5%
Adjusted Operating Earnings	$55.4	6.0%	$75.1	7.9%	$58.1	6.7%	$73.6	8.3%	$262.2	7.2%

C. Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings by Segment for Fiscal 2023

	Three Months Ended								Twelve Months Ended
	September 3, 2022		December 3, 2022		March 4, 2023		June 3, 2023		June 3, 2023
North America Contract
Net Sales	$564.6	100.0%	$548.1	100.0%	$513.0	100.0%	$503.8	100.0%	$2,129.5	100.0%
Gross Margin	165.5	29.3%	177.5	32.4%	170.6	33.3%	181.3	36.0%	694.9	32.6%
Operating Expenses	143.4	25.4%	152.0	27.7%	134.0	26.1%	155.6	30.9%	585.0	27.5%
Operating Earnings	$22.1	3.9%	$25.5	4.7%	$36.6	7.1%	$25.7	5.1%	$109.9	5.2%
Adjustments
Restructuring charges	—	—%	13.3	2.4%	4.4	0.9%	5.3	1.1%	23.0	1.1%
Integration charges	3.4	0.6%	2.1	0.4%	2.7	0.5%	4.0	0.8%	12.2	0.6%
Amortization of Knoll purchased intangibles	3.6	0.6%	3.6	0.7%	3.7	0.7%	3.6	0.7%	14.5	0.7%
Impairment charges	—	—%	—	—%	—	—%	14.4	2.9%	14.4	0.7%
Adjusted Operating Earnings	$29.1	5.2%	$44.5	8.1%	$47.4	9.2%	$53.0	10.5%	$174.0	8.2%
International Contract
Net Sales	$188.1	100.0%	$192.3	100.0%	$167.2	100.0%	$157.9	100.0%	$705.5	100.0%
Gross Margin	61.7	32.8%	61.4	31.9%	54.8	32.8%	52.2	33.1%	230.1	32.6%
Operating Expenses	40.0	21.3%	37.4	19.4%	37.5	22.4%	42.8	27.1%	157.7	22.4%
Operating Earnings	$21.7	11.5%	$24.0	12.5%	$17.3	10.3%	$9.4	6.0%	$72.4	10.3%
Adjustments
Restructuring charges	—	—%	0.2	0.1%	—	—%	0.5	0.3%	0.7	0.1%
Amortization of Knoll purchased intangibles	0.5	0.3%	0.5	0.3%	0.7	0.4%	0.6	0.4%	2.3	0.3%
Impairment charges	—	—%	—	—%	—	—%	1.8	1.1%	1.8	0.3%
Adjusted Operating Earnings	$22.2	11.8%	$24.7	12.8%	$18.0	10.8%	$12.3	7.8%	$77.2	10.9%
Global Retail
Net Sales	$326.1	100.0%	$326.5	100.0%	$304.5	100.0%	$295.0	100.0%	$1,252.1	100.0%
Gross Margin	144.9	44.4%	128.7	39.4%	110.2	36.2%	121.2	41.1%	505.0	40.3%
Operating Expenses	122.6	37.6%	122.6	37.5%	130.8	43.0%	128.6	43.6%	504.6	40.3%
Operating Earnings (Loss)	$22.3	6.8%	$6.1	1.9%	$(20.6)	(6.8)%	$(7.4)	(2.5)%	$0.4	—%
Adjustments
Restructuring charges	0.5	0.2%	1.2	0.4%	0.2	0.1%	8.4	2.8%	10.3	0.8%
Integration charges	0.2	0.1%	—	—%	—	—%	—	—%	0.2	—%
Amortization of Knoll purchased intangibles	2.4	0.7%	2.1	0.6%	2.3	0.8%	1.7	0.6%	8.5	0.7%
Impairment charges	—	—%	—	—%	37.2	12.2%	3.5	1.2%	40.7	3.3%
Adjusted Operating Earnings	$25.4	7.8%	$9.4	2.9%	$19.1	6.3%	$6.2	2.1%	$60.1	4.8%
Corporate
Operating Expenses	$15.3	—%	$16.9	—%	$12.1	—%	$16.1	—%	$60.4	—%
Operating (Loss)	$(15.3)	—%	$(16.9)	—%	$(12.1)	—%	$(16.1)	—%	$(60.4)	—%
Adjustments
Integration charges	1.0	—%	2.0	—%	1.3	—%	1.3	—%	5.6	—%
Adjusted Operating (Loss)	$(14.3)	—%	$(14.9)	—%	$(10.8)	—%	$(14.8)	—%	$(54.8)	—%
MillerKnoll, Inc.
Net Sales	$1,078.8	100.0%	$1,066.9	100.0%	$984.7	100.0%	$956.7	100.0%	$4,087.1	100.0%
Gross Margin	372.1	34.5%	367.6	34.5%	335.6	34.1%	354.7	37.1%	1,430.0	35.0%
Operating Expenses	321.3	29.8%	328.9	30.8%	314.4	31.9%	343.1	35.9%	1,307.7	32.0%
Operating Earnings	$50.8	4.7%	$38.7	3.6%	$21.2	2.2%	$11.6	1.2%	$122.3	3.0%
Adjustments
Restructuring charges	0.5	—%	14.7	1.4%	4.6	0.5%	14.2	1.5%	34.0	0.8%
Integration charges	4.6	0.4%	4.1	0.4%	4.0	0.4%	5.3	0.6%	18.0	0.4%
Amortization of Knoll purchased intangibles	6.5	0.6%	6.2	0.6%	6.7	0.7%	5.9	0.6%	25.3	0.6%
Impairment charges	—	—%	—	—%	37.2	3.8%	19.7	2.1%	56.9	1.4%
Adjusted Operating Earnings	$62.4	5.8%	$63.7	6.0%	$73.7	7.5%	$56.7	5.9%	$256.5	6.3%

D. Organic Sales Growth (Decline) by Segment for Fiscal 2025

	Three Months Ended		Six Months Ended
	August 31, 2024	November 30, 2024	November 30, 2024
North America Contract
Net Sales, as reported	$476.2	$524.7	$1,000.9
% change from prior year	(8.3)%	4.9%	(1.8)%
Adjustments
Currency Translation Effects	0.6	—	0.6
Net Sales, organic	$476.8	$524.7	$1,001.5
% change from prior year	(8.2)%	4.9%	(1.8)%

	Three Months Ended		Six Months Ended
	September 2, 2023	December 2, 2023	December 3, 2023
Net Sales, as reported	$519.4	$500.1	$1,019.5

	Three Months Ended		Six Months Ended
	August 31, 2024	November 30, 2024	November 30, 2024
International Contract
Net Sales, as reported	$146.4	$182.4	$328.8
% change from prior year	(3.5)%	9.2%	3.1%
Adjustments
Currency Translation Effects	1.3	(1.1)	0.2
Net Sales, organic	$147.7	$181.3	$329.0
% change from prior year	(2.6)%	8.5%	3.2%

	Three Months Ended		Six Months Ended
	September 2, 2023	December 2, 2023	December 2, 2023
Net Sales, as reported	$151.7	$167.1	$318.8

	Three Months Ended		Six Months Ended
	August 31, 2024	November 30, 2024	November 30, 2024
Global Retail
Net Sales, as reported	$238.9	$263.3	$502.2
% change from prior year	(3.1)%	(6.7)%	(5.0)%
Adjustments
Currency Translation Effects	0.9	(1.2)	(0.3)
Net Sales, organic	$239.8	$262.1	$501.9
% change from prior year	(0.5)%	(5.7)%	(3.3)%

	Three Months Ended		Six Months Ended
	September 2, 2023	December 2, 2023	December 2, 2023
Net Sales, as reported	$246.6	$282.3	$528.9
Adjustments
HAY eCommerce (1)	(5.5)	(4.5)	(9.9)
Net Sales, organic (1)	$241.1	$277.8	$519.0

	Three Months Ended		Six Months Ended
	August 31, 2024	November 30, 2024	November 30, 2024
MillerKnoll, Inc.
Net Sales, as reported	$861.5	$970.4	$1,831.9
% change from prior year	(6.1)%	2.2%	(1.9)%
Adjustments
Currency Translation Effects	2.8	(2.3)	0.5
Net Sales, organic	$864.3	$968.1	$1,832.4
% change from prior year	(5.3)%	2.4%	(1.3)%

	Three Months Ended		Six Months Ended
	September 2, 2023	December 2, 2023	December 2, 2023
Net Sales, as reported	$917.7	$949.5	$1,867.2
Adjustments
HAY eCommerce(1)	(5.5)	(4.5)	(9.9)
Net Sales, organic (1)	$912.2	$945.0	$1,857.3
(1) The sum of the quarters does not equal the annual balances due to rounding associated with the calculation on an individual quarter basis.

E. Organic Orders Growth (Decline) by Segment for Fiscal 2025

	Three Months Ended		Six Months Ended
	August 31, 2024	November 30, 2024	November 30, 2024
North America Contract
Orders, as reported	$536.0	$483.4	$1,019.4
% change from prior year	5.0%	4.9%	4.9%
Adjustments
Currency Translation Effects	0.5	—	0.5
Orders, organic	$536.5	$483.4	$1,019.9
% change from prior year	5.1%	4.9%	5.0%

	Three Months Ended		Six Months Ended
	September 2, 2023	December 2, 2023	December 2, 2023
Orders, as reported	$510.4	$461.0	$971.4

	Three Months Ended		Six Months Ended
	August 31, 2024	November 30, 2024	November 30, 2024
International Contract
Orders, as reported	$165.2	$152.0	$317.2
% change from prior year	3.7%	(7.1)%	(1.8)%
Adjustments
Currency Translation Effects	2.8	0.3	3.1
Orders, organic	$168.0	$152.3	$320.3
% change from prior year	5.5%	(6.9)%	(0.8)%

	Three Months Ended		Six Months Ended
	September 2, 2023	December 2, 2023	December 2, 2023
Orders, as reported	$159.3	$163.6	$322.9

	Three Months Ended		Six Months Ended
	August 31, 2024	November 30, 2024	November 30, 2024
Global Retail
Orders, as reported	$234.7	$286.5	$521.2
% change from prior year	(3.8)%	(10.3)%	(7.5)%
Adjustments
Currency Translation Effects	1.2	(0.7)	0.5
Orders, organic	$235.9	$285.8	$521.7
% change from prior year	(1.3)%	(9.2)%	(5.8)%

	Three Months Ended		Six Months Ended
	September 2, 2023	December 2, 2023	December 2, 2023
Orders, as reported	$244.0	$319.4	$563.4
Adjustments
HAY eCommerce	(5.1)	(4.5)	(9.6)
Orders, organic	$238.9	$314.9	$553.8

	Three Months Ended		Six Months Ended
	August 31, 2024	November 30, 2024	November 30, 2024
MillerKnoll, Inc.
Orders, as reported	$935.9	$921.9	$1,857.8
% change from prior year	2.4%	(2.3)%	—%
Adjustments
Currency Translation Effects	4.5	(0.4)	4.1
Orders, organic	$940.4	$921.5	$1,861.9
% change from prior year	3.5%	(1.9)%	0.7%

	Three Months Ended		Six Months Ended
	September 2, 2023	December 2, 2023	December 2, 2023
Orders, as reported	$913.7	$944.0	$1,857.7
Adjustments
HAY eCommerce	(5.1)	(4.5)	(9.6)
Orders, organic	$908.6	$939.5	$1,848.1

F. Organic Sales Growth (Decline) by Segment for Fiscal 2024

	Three Months Ended				Twelve Months Ended
	September 2, 2023	December 2, 2023	March 2, 2024	June 1, 2024	June 1, 2024
North America Contract
Net Sales, as reported	$519.4	$500.1	$461.7	$441.1	$1,922.3
% change from prior year	(8.0)%	(8.8)%	(10.0)%	(12.4)%	(9.7)%
Adjustments
Currency Translation Effects	0.6	0.1	(0.2)	—	0.5
Net Sales, organic	$520.0	$500.2	$461.5	$441.1	$1,922.8
% change from prior year	(0.6)%	(8.7)%	(10.0)%	(12.4)%	(7.9)%

	Three Months Ended				Twelve Months Ended
	September 3, 2022	December 3, 2022	March 4, 2023	June 3, 2023	June 3, 2023
Net Sales, as reported	$564.6	$548.1	$513.0	$503.8	$2,129.5
Adjustments
Impact of extra week in FY23	(41.2)	—	—	—	(41.2)
Net Sales, organic	$523.4	$548.1	$513.0	$503.8	$2,088.3

	Three Months Ended				Twelve Months Ended
	September 2, 2023	December 2, 2023	March 2, 2024	June 1, 2024	June 1, 2024
International Contract
Net Sales, as reported	$151.7	$167.1	$153.1	$173.7	$645.6
% change from prior year	(19.4)%	(13.1)%	(8.4)%	10.0%	(8.5)%
Adjustments
Currency Translation Effects	(4.0)	(4.8)	(1.3)	1.1	(9.0)
Net Sales, organic	$147.7	$162.3	$151.8	$174.8	$636.6
% change from prior year	(15.6)%	(15.6)%	(9.2)%	10.7%	(8.1)%

	Three Months Ended				Twelve Months Ended
	September 3, 2022	December 3, 2022	March 4, 2023	June 3, 2023	June 3, 2023
Net Sales, as reported	$188.1	$192.3	$167.2	$157.9	$705.5
Adjustments
Impact of extra week in FY23	(13.1)	—	—	—	(13.1)
Net Sales, organic	$175.0	$192.3	$167.2	$157.9	$692.4

	Three Months Ended				Twelve Months Ended
	September 2, 2023	December 2, 2023	March 2, 2024	June 1, 2024	June 1, 2024
Global Retail
Net Sales, as reported	$246.6	$282.3	$257.5	$274.1	$1,060.5
% change from prior year	(24.4)%	(13.5)%	(15.4)%	(7.1)%	(15.3)%
Adjustments
Currency Translation Effects	(2.0)	(3.2)	(0.3)	1.4	(4.1)
Net Sales, organic	$244.6	$279.1	$257.2	$275.5	$1,056.4
% change from prior year	(13.0)%	(9.1)%	(10.6)%	(1.0)%	(8.5)%

	Three Months Ended				Twelve Months Ended
	September 3, 2022	December 3, 2022	March 4, 2023	June 3, 2023	June 3, 2023
Net Sales, as reported	$326.1	$326.5	$304.5	$295.0	$1,252.1
Adjustments
Fully and HAY eCommerce	(22.8)	(19.5)	(16.9)	(16.7)	(75.9)
Impact of extra week in FY23	(22.2)	—	—	—	(22.2)
Net Sales, organic	$281.1	$307.0	$287.6	$278.3	$1,154.0

	Three Months Ended				Twelve Months Ended
	September 2, 2023	December 2, 2023	March 2, 2024	June 1, 2024	June 1, 2024
MillerKnoll, Inc.
Net Sales, as reported	$917.7	$949.5	$872.3	$888.9	$3,628.4
% change from prior year	(14.9)%	(11.0)%	(11.4)%	(7.1)%	(11.2)%
Adjustments
Currency Translation Effects(1)	(5.4)	(7.9)	(1.8)	2.5	(13.0)
Net Sales, organic(1)	$912.3	$941.6	$870.5	$891.4	$3,615.4
% change from prior year	(6.9)%	(10.1)%	(10.1)%	(5.2)%	(8.1)%

	Three Months Ended				Twelve Months Ended
	September 3, 2022	December 3, 2022	March 4, 2023	June 3, 2023	June 3, 2023
Net Sales, as reported	$1,078.8	$1,066.9	$984.7	$956.7	$4,087.1
Adjustments
Fully and HAY eCommerce(1)	(22.8)	(19.5)	(16.9)	(16.7)	(76.0)
Impact of extra week in FY23	(76.5)	—	—	—	(76.5)
Net Sales, organic (1)	$979.5	$1,047.4	$967.8	$940.0	$3,934.6
(1) The sum of the quarters does not equal the annual balances due to rounding associated with the calculation on an individual quarter basis.

G. Organic Orders Growth (Decline) by Segment for Fiscal 2024

	Three Months Ended				Twelve Months Ended
	September 2, 2023	December 2, 2023	March 2, 2024	June 1, 2024	June 1, 2024
North America Contract
Orders, as reported	$510.4	$461.0	$441.9	$490.0	$1,903.3
% change from prior year	(6.5)%	(8.3)%	(10.5)%	1.2%	(6.1)%
Adjustments
Currency Translation Effects	0.6	0.1	(0.1)	0.1	0.7
Orders, organic	$511.0	$461.1	$441.8	$490.1	$1,904.0
% change from prior year	0.9%	(8.3)%	(10.5)%	1.2%	(4.2)%

	Three Months Ended				Twelve Months Ended
	September 3, 2022	December 3, 2022	March 4, 2023	June 3, 2023	June 3, 2023
Orders, as reported	$545.8	$502.6	$493.9	$484.2	$2,026.5
Adjustments
Impact of extra week in FY23	(39.5)	—	—	—	(39.5)
Orders, organic	$506.3	$502.6	$493.9	$484.2	$1,987.0

	Three Months Ended				Twelve Months Ended
	September 2, 2023	December 2, 2023	March 2, 2024	June 1, 2024	June 1, 2024
International Contract
Orders, as reported	$159.3	$163.6	$161.8	$182.9	$667.6
% change from prior year	(4.8)%	(6.0)%	21.2%	12.9%	4.8%
Adjustments
Currency Translation Effects	(5.8)	(6.6)	(2.6)	(0.8)	(15.8)
Orders, organic	$153.5	$157.0	$159.2	$182.1	$651.8
% change from prior year	(1.4)%	(9.8)%	19.3%	12.4%	4.2%

	Three Months Ended				Twelve Months Ended
	September 3, 2022	December 3, 2022	March 4, 2023	June 3, 2023	June 3, 2023
Orders, as reported	$167.3	$174.1	$133.5	$162.0	$636.9
Adjustments
Impact of extra week in FY23	(11.6)	—	—	—	(11.6)
Orders, organic	$155.7	$174.1	$133.5	$162.0	$625.3

	Three Months Ended				Twelve Months Ended
	September 2, 2023	December 2, 2023	March 2, 2024	June 1, 2024	June 1, 2024
Global Retail
Orders, as reported	$244.0	$319.4	$226.6	$260.1	$1,050.1
% change from prior year	(18.7)%	(5.1)%	(12.2)%	(5.8)%	(10.3)%
Adjustments
Currency Translation Effects	(2.1)	(3.5)	(0.7)	1.3	(5.0)
Orders, organic	$241.9	$315.9	$225.9	$261.4	$1,045.1
% change from prior year	(5.7)%	(0.2)%	(6.0)%	—%	(2.7)%

	Three Months Ended				Twelve Months Ended
	September 3, 2022	December 3, 2022	March 4, 2023	June 3, 2023	June 3, 2023
Orders, as reported	$300.0	$336.7	$258.0	$276.2	$1,170.9
Adjustments
Fully and HAY eCommerce	(23.0)	(20.3)	(17.8)	(14.7)	(75.8)
Impact of extra week in FY23	(20.6)	—	—	—	(20.6)
Orders, organic	$256.4	$316.4	$240.2	$261.5	$1,074.5

	Three Months Ended				Twelve Months Ended
	September 2, 2023	December 2, 2023	March 2, 2024	June 1, 2024	June 1, 2024
MillerKnoll, Inc.
Orders, as reported	$913.7	$944.0	$830.3	$933.0	$3,621.0
% change from prior year	(9.8)%	(6.8)%	(6.2)%	1.1%	(5.6)%
Adjustments
Currency Translation Effects	(7.3)	(10.0)	(3.4)	0.6	(20.1)
Orders, organic	$906.4	$934.0	$826.9	$933.6	$3,600.9
% change from prior year	(1.3)%	(6.0)%	(4.7)%	2.9%	(2.3)%

	Three Months Ended				Twelve Months Ended
	September 3, 2022	December 3, 2022	March 4, 2023	June 3, 2023	June 3, 2023
Orders, as reported	$1,013.1	$1,013.4	$885.4	$922.4	$3,834.3
Adjustments
Fully and HAY eCommerce	(23.0)	(20.3)	(17.8)	(14.7)	(75.8)
Impact of extra week in FY23	(71.7)	—	—	—	(71.7)
Orders, organic	$918.4	$993.1	$867.6	$907.7	$3,686.8